UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	03/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2008

Annual Report to Shareholders

DWS Alternative Asset Allocation Plus Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Shareholder Meeting Results

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Diversification does not eliminate risk. Some funds have more risks than others. Although asset allocation among different asset categories generally limits risk and exposure to any one category, the risk remains that the investment advisor may favor an asset category that performs poorly relative to the other asset categories. The fund is subject to stock market risk, meaning stocks in the underlying funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The underlying funds may invest in foreign securities and securities of emerging markets which present certain risks, such as currency fluctuation, political and economic changes and market risks. The underlying funds may also invest in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. The fund and the underlying funds may invest in derivatives which may be more volatile and less liquid than traditional securities. The fund could suffer losses on derivative positions held by the fund or the underlying funds. Additionally, the underlying funds may experience relatively large investments or redemptions by the fund or other DWS fund-of-funds which could affect the underlying funds. Furthermore, there are additional risks associated with investments in underlying funds that are nondiversified, concentrate in securities related to commodities-related industries and utilize short-sales. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2008

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund direct operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 19, 2008 are 0.98%, 1.76% and .60% for Class A, Class C and Institutional Class shares, respectively. The total annual fund direct and estimated indirect Underlying DWS Fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 19, 2008 are 2.22%, 3.00%, and 1.84% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note B, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns during the period shown reflect a fee waiver and/or expense reimbursement for DWS Alternative Asset Allocation Plus Fund as well as for some Underlying DWS Funds. Without these waiver/reimbursements, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Cumulative Total Returns (Unadjusted for Sales Charge) as of 3/31/08
DWS Alternative Asset Allocation Plus Fund	Life of Fund*
Class A**	4.57%
Class C	3.62%
Institutional Class	4.38%
FTSE EPRA/NAREIT Global Real Estate Index+	-7.62%
Lehman Brothers US Treasury: US Tips Index+	12.84%
Citigroup 3 Month Treasury Bill Index+	2.50%
Blended Index +	6.02%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
** Return includes the effect of $0.03 per share gain associated with correction of a processing error. Without the effect of this gain, total return would have been 0.30% lower.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[] DWS Alternative Asset Allocation Plus Fund — Class A

[] FTSE EPRA/NAREIT Global Real Estate Index+

[] Lehman Brothers US Treasury: US Tips Index+

[] Citigroup 3 Month Treasury Bill Index+

[] Blended Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/08
DWS Alternative Asset Allocation Plus Fund		Life of Class*
Class A	Growth of $10,000	$9,855
	Average annual total return	-1.45%
Class C	Growth of $10,000	$10,262
	Average annual total return	2.62%
FTSE EPRA/NAREIT Global Real Estate Index+	Growth of $10,000	$9,238
	Average annual total return	-7.62%
Lehman Brothers US Treasury: US Tips Index+	Growth of $10,000	$11,284
	Average annual total return	12.84%
Citigroup 3 Month Treasury Bill Index+	Growth of $10,000	$10,250
	Average annual total return	2.50%
Blended Index+	Growth of $10,000	$10,602
	Average annual total return	6.02%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
Growth of an Assumed $1,000,000 Investment

[] DWS Alternative Asset Allocation Plus Fund — Institutional Class

[] FTSE EPRA/NAREIT Global Real Estate Index+

[] Lehman Brothers US Treasury: US Tips Index+

[] Citigroup 3 Month Treasury Bill Index+

[] Blended Index+

Comparative Results as of 3/31/08
DWS Alternative Asset Allocation Plus Fund		Life of Class*
Institutional Class	Growth of $1,000,000	$1,043,800
	Average annual total return	4.38%
FTSE EPRA/NAREIT Global Real Estate Index+	Growth of $10,000	$923,800
	Average annual total return	-7.62%
Lehman Brothers US Treasury: US Tips Index+	Growth of $10,000	$1,128,400
	Average annual total return	12.84%
Citigroup 3 Month Treasury Bill Index+	Growth of $10,000	$1,025,000
	Average annual total return	2.50%
Blended Index+	Growth of $10,000	$1,060,200
	Average annual total return	6.02%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
+ The FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
The Lehman Brothers US Treasury: US Tips Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Citigroup 3 Month Treasury Bill Index is an unmanaged index that is generally representative of 3 month Treasury bills; consists of an average of the last 3 month US Treasury Bill issues. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
The Blended Index is calculated using the performance of seven unmanaged indices representative of stocks (FTSE EPRA/NAREIT Global Real Estate Index Index (20%), Commodities Blended Index (15%), MSCI EAFE Emerging Markets Equity Index (10%) and S&P/Citigroup Gold & Precious Metals Index (5%)), bonds (Lehman Brothers US Treasury: US Tips Index (20%) and JPMorgan Emerging Markets Bond Index (10%)) and cash (Citigroup 3 Month Treasury Bill Index (20%)) weighed by their corresponding proportion on the Fund's neutral position (stocks: 50%; bonds: 30%; cash: 20%). These results are summed to produce the aggregate benchmark.
Commodities Blended Index consists of three unmanaged indices. (The S&P Goldman Sachs Commodity Index (50%) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. MSCI World Energy Index (25%) measures the performance of energy equities in developed markets around the world. MSCI World Materials Index (25%) measures the performance of material equities in developed markets around the world.)
MSCI EAFE Emerging Markets Equity Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals' industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.
JPMorgan Emerging Markets Bond Index is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency denominated Brady bonds, loans, Eurobonds and local market instruments.
Indices are calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 3/31/08	$ 10.21	$ 10.15	$ 10.18
7/31/07 (commencement of operations)	$ 10.00	$ 10.00	$ 10.00
Distribution Information: 7/31/07 (commencement of operations) to 3/31/08: Income Dividends	$ .25	$ .21	$ .26

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund direct operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 19, 2008 is 0.74% for Class S shares. The total annual fund direct and estimated indirect Underlying DWS Fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 19, 2008 is 1.98% for Class S Shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note B, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns during the period shown for Class S shares reflect a fee waiver and/or expense reimbursement for DWS Alternative Asset Allocation Plus Fund as well as for some Underlying DWS Funds. Without these waiver/reimbursements, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Cumulative Total Returns as of 3/31/08
DWS Alternative Asset Allocation Plus Fund	Life of Fund*
Class S	4.37%
FTSE EPRA/NAREIT Global Real Estate Index+	-7.62%
Lehman Brothers US Treasury: US Tips Index+	12.84%
Citigroup 3 Month Treasury Bill Index+	2.50%
Blended Index +	6.02%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
Growth of an Assumed $10,000 Investment

[] DWS Alternative Asset Allocation Plus Fund — Class S

[] FTSE EPRA/NAREIT Global Real Estate Index+

[] Lehman Brothers US Treasury: US Tips Index+

[] Citigroup 3 Month Treasury Bill Index+

[] Blended Index+

Comparative Results as of 3/31/08
DWS Alternative Asset Allocation Plus Fund		Life of Class*
Class S	Growth of $10,000	$10,437
	Average annual total return	4.37%
FTSE EPRA/NAREIT Global Real Estate Index+	Growth of $10,000	$9,238
	Average annual total return	-7.62%
Lehman Brothers US Treasury: US Tips Index+	Growth of $10,000	$11,284
	Average annual total return	12.84%
Citigroup 3 Month Treasury Bill Index+	Growth of $10,000	$10,250
	Average annual total return	2.50%
Blended Index+	Growth of $10,000	$10,602
	Average annual total return	6.02%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
+ The FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
The Lehman Brothers US Treasury: US Tips Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Citigroup 3 Month Treasury Bill Index is an unmanaged index that is generally representative of 3 month Treasury bills; consists of an average of the last 3 month US Treasury Bill issues. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
The Blended Index is calculated using the performance of seven unmanaged indices representative of stocks (FTSE EPRA/NAREIT Global Real Estate Index Index (20%), Commodities Blended Index (15%), MSCI EAFE Emerging Markets Equity Index (10%) and S&P/Citigroup Gold & Precious Metals Index (5%)), bonds (Lehman Brothers US Treasury: US Tips Index (20%) and JPMorgan Emerging Markets Bond Index (10%)) and cash (Citigroup 3 Month Treasury Bill Index (20%)) weighed by their corresponding proportion on the Fund's neutral position (stocks: 50%; bonds: 30%; cash: 20%). These results are summed to produce the aggregate benchmark.
Commodities Blended Index consists of three unmanaged indices. (The S&P Goldman Sachs Commodity Index (50%) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. MSCI World Energy Index (25%) measures the performance of energy equities in developed markets around the world. MSCI World Materials Index (25%) measures the performance of material equities in developed markets around the world.)
MSCI EAFE Emerging Markets Equity Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals' industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.
JPMorgan Emerging Markets Bond Index is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency denominated Brady bonds, loans, Eurobonds and local market instruments.
Indices are calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/08	$ 10.18
7/31/07 (commencement of operations)	$ 10.00
Distribution Information: 7/31/07 (commencement of operations) to 3/31/08: Income Dividends	$ .26

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying DWS Funds in which the Fund invests. The Fund's estimated indirect expense from investing in the Underlying DWS Funds is based on the expense ratios from the Underlying DWS Fund's most recent shareholder report. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. In addition, certain of the Underlying DWS Funds limited expenses; had they not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Direct Fund Expenses and Value of a $1,000 Investment for the six months ended March 31, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,005.40	$ 1,001.10	$ 1,006.50	$ 1,006.50
Expenses Paid per $1,000*	$ 2.36	$ 6.10	$ 1.15	$ 1.10
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,022.65	$ 1,018.90	$ 1,023.85	$ 1,023.90
Expenses Paid per $1,000*	$ 2.38	$ 6.16	$ 1.16	$ 1.11
Direct Fund Expenses and Acquired Funds (Underlying Funds) Fees and Expenses and Value of a $1,000 Investment for the six months ended March 31, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,005.40	$ 1,001.10	$ 1,006.50	$ 1,006.50
Expenses Paid per $1,000**	$ 9.48	$ 13.21	$ 8.28	$ 8.23
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,015.55	$ 1,011.80	$ 1,016.75	$ 1,016.80
Expenses Paid per $1,000**	$ 9.52	$ 13.28	$ 8.32	$ 8.27
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
** Expenses are equal to the Fund's annualized expense ratio for each share class plus the Acquired Funds (Underlying Funds) Fees and Expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Direct Fund Expense Ratios	.47%	1.22%	.23%	.22%
Acquired Funds (Underlying Funds) Fees and Expenses	1.42%	1.42%	1.42%	1.42%
Net Annual Fund and Acquired Funds (Underlying Funds) Operating Expenses	1.89%	2.64%	1.65%	1.64%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Alternative Asset Allocation Plus Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Alternative Asset Allocation Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reached the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2007.

BS, The Wharton School, University of Pennsylvania.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.

Global Asset Allocation Portfolio Manager: New York.

Joined the fund in 2007.

BS, MS, Moscow State University; MBA, University of Chicago.

In the following interview, Portfolio Managers Robert Wang and Inna Okounkova discuss recent market events as well as the performance and positioning of the portfolio during the period from the fund's commencement of operations on July 31, 2007 through March 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did alternative asset classes and the fund perform during the past eight months?

A: Since the launch of DWS Alternative Asset Allocation Plus Fund on July 31, 2007, the global financial markets have experienced an unusually high level of turmoil. The leading cause of market volatility was investors' continued struggle to assess the ramifications of the subprime mortgage crisis. Banks and other financial institutions were forced to write down the value of mortgage-related assets as a result of the problems in the subprime area, leading to substantial hits to earnings for companies in the sector. This crisis also contributed to a freezing up of the credit markets, the collapse of the 85-year-old brokerage Bear Stearns, and a sharp slowdown in economic growth. The result was extremely poor performance for the global stock markets: During the past eight months, the Standard & Poor's 500® (S&P 500) Index — a measure of large-cap performance in the United States — returned -7.83%, while the Russell 2000® Index, a gauge of small-cap performance, returned -10.56%. Overseas stocks fared a little better, based on the return of -7.19% for the MSCI EAFE® Index.1

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. MSCI indices are calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

With this as the backdrop, the alternative asset classes — as a group — provided both strong relative performance and a low correlation to the global stock markets. Reflecting this, the fund's Class A shares produced a total return of 4.57% from the fund's commencement of operations on July 31, 2007 through the end of March. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.) In comparison, the return of the fund's blended index was 6.02%. (Please see page 7 for a description of the blended benchmark.) The benchmark is a weighted combination of the benchmarks of each of the underlying funds in DWS Alternative Asset Allocation Plus Fund. The gap between the return of the fund and that of the benchmark reflects the collective underperformance of the underlying fund investments.

Still, we are pleased that at a time of distress for the global financial markets, DWS Alternative Asset Allocation Plus Fund provided meaningful diversification and a low correlation to the traditional asset classes. While past performance is no guarantee of future results, of course, we believe this helps illustrate the ability of this fund to provide one-stop diversification potential for those who hold only traditional investments in their portfolios.

Q: Please discuss the performance of the underlying funds.

A: To review, DWS Alternative Asset Allocation Plus Fund invests in DWS mutual funds that provide exposure to asset classes with low historical correlations to the US stock market (as defined by the S&P 500 index). The result is a professionally managed, one-stop vehicle that can help add diversification to a traditional portfolio. The asset classes included are commodities, emerging markets equity and fixed income, inflation-indexed bonds, global real estate, and a market neutral strategy.

Among the underlying asset classes represented in the fund, the best performance came from commodity-related stocks. An environment of growing inflation fears, positive supply-and-demand fundamentals, and turmoil in the traditional asset classes led to a sharp rise in commodity prices during the quarter. Perhaps most notably, gold rose from the mid-$600s at the beginning of the period to near $1,000/ounce in mid-March. These trends were reflected in the strong performance of stocks that are sensitive to the rallies in the underlying commodities. This was a positive for the performance of DWS Commodity Securities Fund and DWS Gold & Precious Metals Fund.

Treasury-Inflation Protected Securities, also known as TIPS, are securities whose principal is tied to the Consumer Price Index (CPI). When inflation rises, so does the value of the principal invested in TIPS. And in recent months, the data has indeed shown an uptick in inflation: The CPI increased 4.3% over year-ago levels in January, then rose 4.0% year-over-year in February. The result was positive performance for TIPS, even as other asset classes reacted negatively to the prospect of rising inflation. Reflecting this, DWS Inflation Protected Plus Fund posted a solid gain for the eight-month period.

Emerging markets securities provided a modestly positive performance based on the widespread view that the developing economies have "decoupled" from the slowing economy of the United States. Still, both stocks and bonds gave up some ground in the latter half of the period as investors tried to assess the impact of slowing global growth on the emerging markets. For the full eight months, DWS Emerging Markets Equity Fund and DWS Emerging Markets Fixed Income Fund each produced a slightly positive return.

Global real estate was the one asset class to finish the period in the red, reflecting the ongoing weakness in housing prices in some of the world's largest economies. The result was a negative return for DWS RREEF Global Real Estate Securities Fund.

DWS Disciplined Market Neutral Fund, meanwhile, tends to be affected more by its managers' individual stock selection rather than the performance of the stock market as a whole. To fulfill its goal of achieving market neutrality while outperforming its cash benchmark, the fund uses a disciplined stock selection process to analyze stocks in the Russell 1000® Index based on valuation, growth and market sentiment information.2 The fund then invests in 130 to 160 of the top-rated stocks in the index and sells short an equal dollar amount of the lowest-ranked stocks.3 During the past eight months, the managers' favorable stock selection enabled the fund to produce a total return that, while slightly negative, was well ahead of the broader market.

2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The value of a short position rises when the underlying stock falls.

In addition to the main investment strategy, we employ a Global Tactical Asset Allocation (GTAA) overlay. This strategy is designed is designed to add value by benefiting from short-term mispricings within global equity, bond and currency markets. This strategy is expected to have a low correlation to the fund's security holdings. It utilizes stock and bond futures and currency forwards to take long and short positions in different asset classes without having to make dramatic shifts in the stock, bond and cash allocations of the underlying strategies, which are maintained at the percentages specific to the fund and are rebalanced to these percentages each month.4

4 Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities. Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.

Q: Do you have any closing thoughts for shareholders?

A: In launching DWS Alternative Asset Allocation Plus Fund, our belief was that the increased correlation of the major asset classes had created the need for a new way for investors to diversify their portfolios. While the fund has only been open for eight months, it has indeed shown a low correlation with the US stock market during this period: At a time in which the S&P has returned -7.83%, the fund's Class A shares (unadjusted for sales charges) has returned 4.57%. The total performance advantage for the fund during this eight-month period is 12.40 percentage points. This is not intended to illustrate the superiority of alternative asset classes; indeed, there will be times when the US equities outperform by a substantial margin. Rather, our goal is to show the potentially significant return disparity between this fund and traditional investments — a feature that becomes even more important when the financial markets are under stress.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	3/31/08

Equity	67%
Fixed Income — Bonds	29%
Fixed Income — Money Market	3%
Government & Agency Obligations	1%
100%

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2008

	Shares	Value ($)

Equity Funds 65.9%
DWS Commodity Securities Fund "Institutional"	1,957,998	30,858,044
DWS Disciplined Market Neutral Fund "Institutional"	4,363,659	41,498,395
DWS Emerging Markets Equity Fund "Institutional"	978,957	20,861,573
DWS Gold & Precious Metals Fund "Institutional"	443,567	10,246,393
DWS RREEF Global Real Estate Securities Fund "Institutional"	4,312,243	42,130,618
Total Equity Funds (Cost $149,276,406)		145,595,023

Fixed Income — Bond Funds 28.4%
DWS Emerging Markets Fixed Income Fund "Institutional"	1,765,410	20,831,838
DWS Inflation Protected Plus Fund "Institutional"	3,964,881	41,869,138
Total Fixed Income — Bond Funds (Cost $62,295,161)		62,700,976

Fixed Income — Money Market Fund 2.7%
Cash Management QP Trust (Cost $6,060,545)	6,060,545	6,060,545
	Principal Amount ($)	Value ($)

Government & Agency Obligations 1.1%
US Treasury Obligations
US Treasury Bills:
1.51%*, 4/17/2008 (a)	526,000	525,720
1.84%*, 4/17/2008 (a)	20,000	19,989
1.93%*, 4/17/2008 (a)	19,000	18,990
2.02%*, 4/17/2008 (a)	5,000	4,997
2.23%*, 4/17/2008 (a)	12,000	11,994
2.26%*, 4/17/2008 (a)	3,000	2,998
2.27%*, 4/17/2008 (a)	137,000	136,927
2.30%*, 4/17/2008 (a)	31,000	30,984
3.03%*, 4/17/2008 (a)	1,772,000	1,771,055
Total Government & Agency Obligations (Cost $2,522,289)		2,523,654
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $220,154,401)+	98.1	216,880,198
Other Assets and Liabilities, Net	1.9	4,174,898
Net Assets	100.0	221,055,096
(a) At March 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures.
* Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $220,154,401. At March 31, 2008, net unrealized depreciation for all securities based on tax cost was $3,274,203. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,573,134 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,847,337.

For the period from July 31, 2007 (commencement of operations) through March 31, 2008, purchases and sales of mutual funds (excluding Cash Management QP Trust) aggregated $211,571,567 and $0, respectively.

At March 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Canadian Government Bond	6/19/2008	34	3,848,082	3,967,578	119,496
EOE Dutch Stock Index	4/18/2008	20	2,655,198	2,790,281	135,083
Hang Seng Stock Index	4/29/2008	7	1,003,378	1,017,712	14,334
IBEX 35 Index	4/18/2008	2	404,658	417,895	13,237
S&P 500 Index	6/19/2008	12	3,893,389	3,972,000	78,611
S&P/TSE 60 Index	6/19/2008	5	761,140	765,551	4,411
United Kingdom Treasury Bond	6/26/2008	119	25,744,348	26,286,103	541,755
10 Year US Treasury Note	6/19/2008	77	8,849,906	9,159,391	309,485
2 Year US Treasury Note	6/30/2008	64	13,684,319	13,738,001	53,682
Total net unrealized appreciation					1,270,094

At March 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	6/16/2008	42	3,800,890	3,821,294	(20,404)
CAC 40 10 Euro Index	4/18/2008	24	1,703,270	1,785,754	(82,484)
DJ Euro Stoxx 50 Index	6/20/2008	20	1,075,835	1,120,596	(44,761)
FTSE 100 Index	6/20/2008	3	328,318	339,881	(11,563)
2 Year Federal Republic of Germany Bond	6/6/2008	136	22,499,769	22,438,251	61,518
10 Year Federal Republic of Germany Bond	6/6/2008	63	11,463,272	11,535,507	(72,235)
10 Year Japanese Government Bond	6/11/2008	13	18,179,509	18,326,244	(146,735)
Russell E Mini 2000 Index	6/20/2008	1	67,767	69,000	(1,233)
S&P MIB Index	6/20/2008	2	476,448	483,760	(7,312)
Share Price Index 200	6/19/2008	3	353,508	369,855	(16,347)
Topix Index	6/12/2008	30	3,729,524	3,658,206	71,318
Total net unrealized depreciation					(270,238)

At March 31, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	1,342,748	EUR	865,000	6/18/2008	19,388
USD	119,467	EUR	77,000	6/18/2008	1,787
USD	438,425	HKD	3,407,000	6/18/2008	257
USD	402,736	NOK	2,108,000	6/18/2008	8,842
USD	1,419,031	SGD	1,956,000	6/18/2008	3,918
Total net unrealized appreciation					34,192
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	3,608,202	AUD	3,900,000	6/18/2008	(85,245)
USD	313,618	AUD	347,000	6/18/2008	(165)
USD	1,265,823	CAD	1,250,000	6/18/2008	(51,162)
USD	108,716	CAD	111,000	6/18/2008	(854)
CHF	4,231,000	USD	4,192,942	6/18/2008	(71,084)
DKK	1,561,000	USD	324,515	6/18/2008	(5,042)
USD	2,055,963	GBP	1,018,000	6/18/2008	(47,211)
USD	180,339	GBP	91,000	6/18/2008	(775)
USD	39,023	HKD	303,000	6/18/2008	(9)
JPY	533,347,000	USD	5,336,037	6/18/2008	(29,062)
USD	4,627,387	NOK	23,695,000	6/18/2008	(1,048)
USD	1,139,952	NZD	1,433,000	6/18/2008	(28,727)
USD	101,398	NZD	128,000	6/18/2008	(2,140)
SEK	2,026,000	USD	332,340	6/18/2008	(7,248)
SEK	180,000	USD	29,606	6/18/2008	(564)
USD	15,991,792	SGD	21,978,000	6/18/2008	(3,257)
Total net unrealized depreciation					(333,593)
Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
DKK Danish Krone
EUR Euro Currency
HKD Hong Kong Dollar
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
GBP Pound Sterling
SGD Singapore Dollar
SEK Swedish Krona
CHF Swiss Franc
USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2008
Assets
Investment: Investment in securities, at value (cost $2,522,289)	$ 2,523,654
Investments in Underlying Affiliated Funds, at value (cost $217,632,112)	214,356,544
Total investments, at value (cost $220,154,401)	216,880,198
Cash	10,000
Deposit with broker for open futures contracts	121,802
Receivable for daily variation margin on open futures contracts	602,033
Receivable for Fund shares sold	6,201,915
Interest receivable	15,188
Dividends receivable	5,192
Deferred offering expenses	56,865
Unrealized appreciation on forward foreign currency exchange contracts	34,192
Due from Advisor	45,202
Other assets	36,186
Total assets	224,008,773
Liabilities
Payable for investments purchased	2,330,000
Payable for Fund shares redeemed	167,645
Unrealized depreciation on forward foreign currency exchange contracts	333,593
Other accrued expenses and payables	122,439
Total liabilities	2,953,677
Net assets, at value	$ 221,055,096
Net Assets Consist of
Distribution in excess of net investment income	(209,356)
Net unrealized appreciation (depreciation) on: Investments	(3,274,203)
Futures	999,856
Foreign currency	(295,716)
Accumulated net realized gain (loss)	1,521,351
Paid-in capital	222,313,164
Net assets, at value	$ 221,055,096

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($102,095,279 ÷ 9,999,411 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.21
Maximum offering price per share (100 ÷ 94.25 of $10.21)	$ 10.83

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($54,835,882 ÷ 5,400,493 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.15
Class S Net Asset Value, offering and redemption price(a) per share ($63,845,345 ÷ 6,269,689 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.18
Institutional Class Net Asset Value, offering and redemption price(a) per share ($278,590 ÷ 27,365 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.18
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period ended March 31, 2008*
Investment Income
Income distributions from Underlying Affiliated Funds	$ 1,528,153
Interest	4,472
Interest — Cash Management QP Trust	71,676
Total Income	1,604,301
Expenses: Management fee	98,822
Administration fee	49,411
Distribution and service fees	150,364
Services to shareholders	59,423
Custodian fee	5,652
Audit and tax fees	51,122
Legal	8,235
Trustees' fees and expenses	5,695
Reports to shareholders	21,045
Offering expenses	103,123
Registration fee	5,890
Other	5,272
Total expenses before expense reductions	564,054
Expense reductions	(277,602)
Total expenses after expense reductions	286,452
Net investment income	1,317,849
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of Underlying Affiliated Funds	(3,976)
Futures	(549,514)
Foreign currency	196,099
Capital gain distributions from Underlying Affiliated Funds	2,294,019
1,936,628
Change in net unrealized appreciation (depreciation) on: Investments	(3,274,203)
Futures	999,856
Foreign currency	(295,716)
(2,570,063)
Net gain (loss)	(633,435)
Net increase (decrease) in net assets resulting from operations	$ 684,414
* For the period from July 31, 2007 (commencement of operations) to March 31, 2008.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended March 31, 2008*

Operations: Net investment income	$ 1,317,849
Net realized gain (loss)	1,936,628
Change in net unrealized appreciation (depreciation)	(2,570,063)
Net increase (decrease) in net assets resulting from operations	684,414
Distributions to shareholders from: Net investment income: Class A	(964,790)
Class C	(438,083)
Class S	(637,203)
Institutional Class	(5,529)
Total distributions	(2,045,605)
Fund share transactions: Proceeds from shares sold	231,290,994
Reinvestment of distributions	1,578,964
Cost of shares redeemed	(10,556,796)
Redemption fees	3,125
Net increase (decrease) in net assets from Fund share transactions	222,316,287
Increase (decrease) in net assets	220,955,096
Net assets at beginning of period (initial capital)	100,000
Net assets at end of period (including distribution in excess of net investment income of $209,356)	$ 221,055,096
* For the period from July 31, 2007 (commencement of operations) to March 31, 2008.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Year Ended March 31,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.19
Net realized and unrealized gain (loss)[c]	.27
Total from investment operations	.46
Less distributions from: Net investment income	(.25)
Redemption fees	.00***
Net asset value, end of period	$ 10.21
Total Return (%)[d,e,f]	4.57**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	102
Ratio of expenses before expense reductions (%)[g]	.97*
Ratio of expenses after expense reductions (%)[g]	.47*
Ratio of net investment income (%)	2.78*
Portfolio turnover rate (%)	0**
[a] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for a share outstanding for the year ended. March 31, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds' expenses.
[g] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Year Ended March 31,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.14
Net realized and unrealized gain (loss)[c]	.22
Total from investment operations	.36
Less distributions from: Net investment income	(.21)
Redemption fees	.00***
Net asset value, end of period	$ 10.15
Total Return (%)[d,e,f]	3.62**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55
Ratio of expenses before expense reductions (%)[g]	1.83*
Ratio of expenses after expense reductions (%)[g]	1.22*
Ratio of net investment income (%)	2.03*
Portfolio turnover rate (%)	0**
[a] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for a share outstanding for the year ended. March 31, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds' expenses.
[g] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Year Ended March 31,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.20
Net realized and unrealized gain (loss)[c]	.24
Total from investment operations	.44
Less distributions from: Net investment income	(.26)
Redemption fees	.00***
Net asset value, end of period	$ 10.18
Total Return (%)[d,e]	4.37**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64
Ratio of expenses before expense reductions (%)[f]	.84*
Ratio of expenses after expense reductions (%)[f]	.23*
Ratio of net investment income (%)	3.02*
Portfolio turnover rate (%)	0**
[a] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for a share outstanding for the year ended. March 31, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds' expenses.
[f] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Year Ended March 31,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.20
Net realized and unrealized gain (loss)[c]	.24
Total from investment operations	.44
Less distributions from: Net investment income	(.26)
Redemption fees	.00***
Net asset value, end of period	$ 10.18
Total Return (%)[d,e]	4.38**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3
Ratio of expenses before expense reductions (%)[f]	.91*
Ratio of expenses after expense reductions (%)[f]	.23*
Ratio of net investment income (%)	3.02*
Portfolio turnover rate (%)	0**
[a] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for a share outstanding for the year ended. March 31, 2008 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds' expenses.
[f] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Alternative Asset Allocation Plus Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in existing DWS funds (the "Underlying DWS Funds"). Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments in the Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Fund as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may utilize futures as part of the Fund's Global Tactical Asset Allocation overlay.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may utilize futures as part of the Fund's Global Tactical Asset Allocation overlay.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

In addition, from November 1, 2007 through December 31, 2007, the Fund incurred approximately $ 751,000 of net realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2009.

The Fund has reviewed the tax positions for its tax year as of March 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the fiscal year remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 623,540
Undistributed net long-term capital gains	$ 1,709,160
Net unrealized appreciation (depreciation) on investments	$ (3,274,203)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Period Ended March 31, 2008**
Distributions from ordinary income*	$ 2,045,605
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.
** For the period from July 31, 2007 (commencement of operations) to March 31, 2008.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective April 1, 2008, the Fund no longer imposes the 2% redemption fee.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions of income and capital gains from the Underlying DWS Funds are recorded on the ex-dividend date. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying DWS Funds to be purchased, sold or entered into by the Fund.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund's net assets. At March 31, 2008, the Fund held the following Underlying DWS Funds' outstanding shares: approximately 80% of DWS Disciplined Market Neutral Fund, 38% of DWS Inflation Protected Plus Fund, 8% of DWS Emerging Markets Fixed Income Fund, 7% of DWS Commodity Securities Fund, 6% of DWS Emerging Markets Equity Fund and 5% of DWS RREEF Global Real Estate Securities Fund.

The management fee payable under the Investment Management Agreement is equivalent to the annual rate of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Advisor will receive management fees from managing the underlying DWS Funds in which each Fund invests.

For the period from from July 31, 2007 (commencement of operations) through December 2, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds (Underlying Funds) fees and expenses) to the extent necessary to maintain the direct operating expenses of each class as follows:

Class A	.56%
Class C	1.31%
Class S	.31%
Institutional Class	.31%

Effective December 3, 2007 through November 30, 2008, the Advisor has contractually agreed to reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds (Underlying Funds) fees and expenses) to the extent necessary to maintain the direct operating expenses of each class as follows:

Class A	.46%
Class C	1.21%
Class S	.21%
Institutional Class	.21%

Accordingly, for the period from July 31, 2007 (commencement of operations) to March 31, 2008, the fee pursuant to the Investment Management Agreement aggregated $98,822, all of which was waived, which resulted in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the period from July 31, 2007 (commencement of operations) to March 31, 2008, the Advisor reimbursed the Fund $102,063 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from July 31, 2007 (commencement of operations) to March 31, 2008, the Advisor received an Administration Fee of $49,411, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder serving fee it receives from the Fund. For the period from July 31, 2007 (commencement of operations) to March 31, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2008
Class A	$ 23,447	$ —	$ 10,998
Class C	12,174	12,174	—
Class S	14,538	14,538	—
Institutional Class	154	151	—
	$ 50,313	$ 26,863	$ 10,998

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from July 31, 2007 (commencement of operations) to March 31, 2008, the Distribution Fee charged to Class C shares by DWS-SDI was $89,463, of which $30,640 is unpaid.

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from July 31, 2007 (commencement of operations) to March 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2008	Annualized Effective Rate
Class A	$ 31,786	$ 6,213.14%
Class C	29,115	10,107.24%
	$ 60,901	$ 16,320

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the period from July 31, 2007 (commencement of operations) to March 31, 2008, aggregated $185,132.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the period from July 31, 2007 (commencement of operations) to March 31, 2008, the CDSC for the Fund's Class C was $2,075. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the period from July 31, 2007 (commencement of operations) to March 31, 2008, DWS-SDI received $630 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from July 31, 2007 (commencement of operations) to March 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,783, of which $5,123 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

C. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United
States of America.

D. Fee Reductions

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. For the period from July 31, 2007 (commencement of operations) to March 31, 2008, the Fund's custodian fee was reduced by $443 for transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended March 31, 2008*
	Shares	Dollars
Shares sold
Class A	10,210,261	$ 104,780,309
Class C	5,481,745	55,950,623
Class S	6,858,147	70,278,767
Institutional Class	27,127	281,295
		$ 231,290,994
Shares issued to shareholders in reinvestment of distributions
Class A	81,236	$ 830,237
Class C	29,431	299,605
Class S	43,577	444,047
Institutional Class	499	5,075
		$ 1,578,964
Shares redeemed
Class A	(294,586)	$ (2,998,747)
Class C	(113,183)	(1,141,734)
Class S	(634,535)	(6,388,280)
Institutional Class	(2,761)	(28,035)
		$ (10,556,796)
Redemption fees		$ 3,125
Net increase (decrease)
Class A	9,996,911	$ 102,614,045
Class C	5,397,993	55,108,754
Class S	6,267,189	64,335,153
Institutional Class	24,865	258,335
		$ 222,316,287
Initial Capital
Class A	2,500	$ 25,000
Class C	2,500	25,000
Class S	2,500	25,000
Institutional Class	2,500	25,000
		$ 100,000
* For the period from July 31, 2007 (commencement of operations) to March 31, 2008.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Equity Trust and the Shareholders of DWS Alternative Asset Allocation Plus Fund:

We have audited the accompanying statement of assets and liabilities of DWS Alternative Asset Allocation Plus Fund (the "Fund"), a series of DWS Equity Trust (the "Trust"), including the portfolio of investments, as of March 31, 2008, and the related statements of operations, changes in net assets and the financial highlights from July 31, 2007 (commencement of operations) to March 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Alternative Asset Allocation Plus Fund at March 31, 2008, the results of its operations, changes in its net assets and the financial highlights for the period from July 31, 2007 (commencement of operations) to March 31, 2008, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts May 27, 2008

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,880,000 as capital gain dividends for its period ended March 31, 2008, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended March 31, 2008, qualified for the dividends received deduction.

For Federal Income Tax purposes, the Fund designates $1,681,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results

The Special Meeting of Shareholders of DWS Alternative Asset Allocation Plus Fund of DWS Equity Trust (the "Fund") was held on March 31, 2008, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said fund (the resulting votes are presented below):

1. Election of the Board of Trustees of the Fund

	Number of Votes:
Trustee	For	Withheld
John W. Ballentine	5,716,267.4134	78,446.9386
Henry P. Becton, Jr.	5,716,267.4134	78,446.9386
Dawn-Marie Driscoll	5,716,267.4134	78,446.9386
Keith R. Fox	5,716,504.4134	78,209.9386
Paul K. Freeman	5,716,504.4134	78,209.9386
Kenneth C. Froewiss	5,716,267.4134	78,446.9386
Richard J. Herring	5,716,267.4134	78,446.9386
William McClayton	5,716,267.4134	78,446.9386
Rebecca W. Rimel	5,715,192.4134	79,521.9386
Axel Schwarzer	5,716,267.4134	78,446.9386
William N. Searcy, Jr.	5,716,267.4134	78,446.9386
Jean Gleason Stromberg	5,716,267.4134	78,446.9386
Robert H. Wadsworth	5,716,267.4134	78,446.9386

Summary of Management Fee Evaluation by Independent Fee Consultant

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds and have as part of my duties evaluated the reasonableness of the management fees charged by DeAM to the DWS Alternative Asset Allocation Plus Fund (the "Fund"). My evaluation considered the following:

Management fees charged by other mutual fund companies for like services, which included review of the management fees and total expenses of the three other open-end fund-of-funds practicing asset allocation to alternative asset classes such as commodities, precious metals, etc. Also considered were the fees charged by funds-of-funds in general, as well as the total expenses (including underlying fund expenses) of this Fund versus other global-flexible fund.

Management fees charged to institutional and other clients of DeAM for like services, especially with respect to the iGap "portable alpha" overlay to be a part of this Fund.

Costs to DeAM and its affiliates of supplying services pursuant to the management agreements and profit margins from supplying such services. While this is a new fund with no profitability information, the level of the Fund's fee, DeAM's overall profitability derived from mutual funds, and DeAM's expectations for fund growth do not suggest excessive profitability.

Possible economies of scale as the Fund grows larger, noting that the fee schedule does not include break-points, so that future sharing of economies will depend on imposition of break-points or on other actions.

The nature and quality of DeAM's services, including the DWS Fund's performance. This is a new fund, so performance and other service evaluations are not possible. DeAM has staffed the fund's management with individuals having appropriate education and experience.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the DWS Alternative Asset Allocation Plus Fund are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987[3]	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly: Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	132
John W. Ballantine (1946) Board Member since 1999	Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990[3]	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[4] (medical technology company); Belo Corporation[4] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996[3]	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001[3]	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990[3]	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995[3]	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[4] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993[3]	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); formerly: Pension & Savings Trust Officer, Sprint Corporation[4] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997[3]	Retired; formerly: Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[5] (1958) Board Member since 2006[3]	Managing Director[6], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly: board member of DWS Investments, Germany (1999-2005); formerly: Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly: various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[7]
Name, Year of Birth, Position with the Fund and Length of Time Served[8]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[9] (1965) President, 2006-present	Managing Director[6], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly: Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[10] (1962) Vice President and Secretary, 1999-present	Director[6], Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[6], Deutsche Asset Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[11] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[11] (1962) Assistant Secretary 2005-present	Director[6], Deutsche Asset Management (since September 2005); formerly: Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[10] (1962) Assistant Secretary, 1997-present	Managing Director[6], Deutsche Asset Management
Paul Antosca[10] (1957) Assistant Treasurer, 2007-present	Director[6], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[10] (1967) Assistant Treasurer, 2007-present	Director[6], Deutsche Asset Management (since 2007); formerly: Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[10] (1957) Assistant Treasurer, 2003-present	Director[6], Deutsche Asset Management
Diane Kenneally[10] (1966) Assistant Treasurer, 2007-present	Director[6], Deutsche Asset Management
Jason Vazquez[11] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly: AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[11] (1962) Chief Compliance Officer, 2006-present	Managing Director[6], Deutsche Asset Management (2004-present); formerly: Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[11] (1951) Chief Legal Officer, 2006-present	Director[6], Deutsche Asset Management (2006-present); formerly: Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 Elected to the Board April 1, 2008.
4 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
5 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
6 Executive title, not a board directorship.
7 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
8 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
9 Address: 345 Park Avenue, New York, New York 10154.
10 Address: Two International Place, Boston, MA 02110.
11 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAPX	AAASX	AAAZX
CUSIP Number	233376 763	233376 755	233376 748	233376 730
Fund Number	487	787	2087	1487

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2008, DWS Alternative Asset Allocation Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$31,769	$0	$4,332	$0
2007*	N/A	$0	N/A	$0

* Fund commenced operations on July 31, 2007.

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$32,000	$655,614	$0
2007	$298,000	$108,500	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended March 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$4,332	$655,614	$1,392,237	$2,052,183
2007	n/a	$108,500	$942,575	$1,051,075

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Alternative Asset Allocation Plus Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Alternative Asset Allocation Plus Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2008